UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☑	Soliciting Material Pursuant to §240.14a-12

HYPERCOM CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

Investor Call November 17, 2010: VeriFone to Acquire Hypercom x

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Forward-Looking Statements Today’s discussion may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements relate to future events and expectations and involve known and unknown risks and uncertainties. VeriFone’s actual results or actions may differ materially from those projected in the forward-looking statements. For a summary of the specific risk factors that could cause results to differ materially from those expressed in the forward-looking statements, please refer to VeriFone’s filings with the Securities and Exchange Commission, including its annual report on Form 10-K and quarterly reports on Form 10-Q. VeriFone is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise.

Important Information

In connection with the proposed transaction, VeriFone intends to file with the Securities and Exchange Commission ("SEC") a registration statement on Form S-4 that will include a proxy statement of Hypercom relating to the proposed transaction. INVESTORS ARE URGED TO READ THE FORM S-4 AND PROXY STATEMENT (AND ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You will be able to obtain copies of the S-4 and proxy statement, as well as VeriFone's other filings, free of charge at the website maintained by the SEC at www.sec.gov when they become available. In addition, you may obtain documents filed with the SEC by VeriFone free of charge at its Web site (www.verifone.com) or by directing a request to: VeriFone, 2099 Gateway Place, Suite 600, San Jose, CA95110 (Tel: 1-408-232-7979) Attention: Company Secretary). You may obtain documents filed with the SEC by Hypercom free of charge by contacting: Scott Tsujita (Tel: 1-480-642-5161).

VeriFone and Hypercom, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from Hypercom stockholders in connection with the merger. Information about the directors and executive officers of VeriFone and is set forth in the proxy statement for VeriFone's 2010 Annual Meeting of Stockholders filed with the SEC on May 19, 2010. Information about the directors and executive officers of Hypercom is set forth in Hypercom's Annual Report on Form 10-K filed with the SEC on March 12, 2010 and the proxy statement for Hypercom's 2010 Annual Meeting of Stockholders filed with the SEC on April 26, 2010. Investors may obtain additional information regarding the interests of such participants by reading the Form S-4 and proxy statement for the merger when they become available.

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VeriFone THE WAY TO PAY

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Geographic Coverage

- VeriFone is a leading provider of technology solutions to the payment industry
- VeriFone sees excellent growth in U.S., the rest of the Americas and throughout Asia
- Hypercom has particular strength in Europe and Asia, especially Germany, France, Austria and Australia
- With Hypercom’s complementary geographies, VeriFone will bolster global presence and expand our footprint in Continental Europe.

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Extends *Ocean-Front Property* For New Initiatives to Europe




VeriFone

...for Mass Media Distribution

- Payments industry is transforming
- Payments ecosystem of the future will include smart phone-activated payments
- Point of Sale will become the Point of Experience
- Security is becoming increasingly important
- Research and development requirements are increasing dramatically
- Consumer/merchant experience to be rich, complex and dynamic

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VeriFone THE WAY TO PAY

Financials

- Operating synergies from overlapping sales regions and efficiencies in engineering and administrative costs

- With the substantial increase in joint production volumes we also expect supply chain efficiencies

- Quarterly EPS accretion reaching 15% during the first year of combined operations on a non-GAAP basis

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VeriFone THE WAY TO PAY

Hypercom

- Built a tremendous business that expanded from its origin in Australia to more than 130 countries worldwide
- Grew net revenue from almost $290 million to nearly $450 million over the past three years
- Secured a leading position in Germany and other parts of Europe with the acquisition of Thales e-Transactions in 2008

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VeriFone THE WAY TO PAY

Q&A

ADDITIONAL INFORMATION AND WHERE TO FIND IT
     In connection with the proposed merger with VeriFone Systems, Inc. (“VeriFone”), Hypercom Corporation (“Hypercom”) plans to file a proxy statement with the Securities and Exchange Commission (the “SEC”).INVESTORS AND HYPERCOM STOCKHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The final proxy statement will be mailed or otherwise made available to the stockholders of Hypercom. Investors and Hypercom stockholders may obtain a free copy of the proxy statement when it becomes available, and other documents filed by Hypercom with the SEC, at the SEC’s website at www.sec.gov. In addition, you may also obtain Hypercom’s filings with the SEC, free of charge, from Hypercom’s website at www.hypercom.com, under the tab labeled “Investors.”
     Hypercom and its directors, executive officers and other members of its management and employees may be deemed to be soliciting proxies from Hypercom’s stockholders in favor of the proposed merger. Information regarding Hypercom’s directors and executive officers is available in Hypercom’s proxy statement for its 2010 annual meeting of stockholders, which was filed with the SEC on April 26, 2010. Additional information regarding the interests of Hypercom’s potential participants will be included in the proxy statement and other relevant documents filed with the SEC when they become available.
FORWARD LOOKING STATEMENTS
     Certain Statements in this Current Report regarding the proposed transaction between Hypercom and VeriFone constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the Private Securities Litigation Reform Act of 1995. These forward looking statements are subject to a number of substantial risks and uncertainties and may be identified by the words “believe,” “anticipate,” “intend,” “forecast,” “estimate,” “project,” “will,” or similar expressions. Actual results could differ materially from these forward-looking statements. Factors that might cause or contribute to such material differences include, but are not limited to, the ability of Hypercom to obtain stockholder approval of the merger, the possibility that the merger will not close or that the closing will be delayed, the inability to obtain necessary regulatory approvals required to complete the Merger, and other events and factors disclosed previously and from time to time in Hypercom’s filings with the SEC, including Hypercom’s Annual Report on Form 10-K for the year ended December 31, 2009, and Hypercom’s Quarterly Reports on Form 10-Q for the quarters ended June 30, 2010 and September 30, 2010. Except as required by law, Hypercom disclaims any obligation to update any such forward-looking statements or to publicly announce the results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.